                                                                      EXHIBIT 16

                SCHEDULE OF COMPUTATION OF PERFORMANCE FIGURES*

                                    I. YIELD

A. Yield Formula

 Yield is computed according the following formula:

                           6
 YIELD = 2  [ ( A - B  + 1) - 1]
                -----
                 CD
Where:
    A = dividends and interest(degrees) earned during the period.

    B = expenses accrued for the period (net of reimbursements).

    C = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    D = the maximum offering price per share on the last day of the period.
--------
*The maximum sales charge in effect during the periods shown was 4.20%. (degrees)Interest earned on tax-exempt obligations is determined as follows:

  A. In the case of a tax-exempt obligation (1) with a current market premium or (2) issued at a discount where the current market discount is less than the then-remaining portion of the original issue discount, it is necessary to first compute the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multiplied by the market value of the obligation (plus accrued interest).

  B. In the case of a tax-exempt obligation issued at a discount where the current market discount is in excess of the then-remaining portion of the original issue discount, the adjusted original issue discount basis of the obligation (plus accrued interest) is used in lieu of the market value of the obligation (plus accrued interest) in computing the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multi-plied by the adjusted original issue basis of the obligation (plus ac-crued interest).

  C. In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of inter-est is used in lieu of the yield to maturity. The coupon rate is then di-vided by 360 and the quotient is multiplied by the par value of the obli-gation.

B. Yield Calculations

 1. Municipal Bond Fund

 The following is the 30-day yield as of April 30, 1997, for the Class A Shares of the Fund:

                             [$  326,562.80 - $44,265.91]      6
                Yield = 2[ ( ---------------------------- + 1 )  - 1 ]
                             [ 7,649,835.24 X $     9.54]
                         = 4.69%

 The following is the 30-day yield as of April 30, 1997, for the Class B Shares of the Fund:

                             [$    1,653.69 - $440.65]         6
                Yield = 2[ ( ---------------------------- + 1 )  - 1 ]
                             [    38,721.12 X $     9.15]
                         = 4.14%

 The following is a 30-day yield as of April 30, 1997, for the Class C Shares of the Fund:

                             [$ 24,169.63 - $5,597.35]      6
                Yield = 2[ ( ------------------------- + 1 )  - 1 ]
                             [ 566,506.46 X $    9.14]
                         = 4.34%

 The following is a 30-day yield as of April 30, 1997, for the Class R Shares of the Fund:

                             [$ 12,982,007.28 - $1,306,371.20]      6
                Yield = 2[ ( --------------------------------- + 1 )  - 1 ]
                             [ 303,990,832.74 X $        9.15]
                         = 5.09%

 2. Insured Municipal Bond Fund

 The following is a 30-day yield as of April 30, 1997, for the Class A Shares of the Fund:

                             [$  319,787.15 - $47,953.38]      6
                Yield = 2[ ( ---------------------------- + 1 )  - 1 ]
                             [ 6,471,648.45 X $    11.13]
                         = 4.57%

 The following is the 30-day yield as of April 30, 1997, for the Class B Shares of the Fund:

                             [$    1,895.18 - $534.44]      6
                Yield = 2[ ( ------------------------- + 1 )  - 1 ]
                             [    38,338.95 X $ 10.67]
                         = 4.02%

 The following is a 30-day yield as of April 30, 1997, for the Class C Shares of the Fund:

                             [$ 25,598.96 - $6,317.60]      6
                Yield = 2[ ( ------------------------- + 1 )  - 1 ]
                             [ 522,925.66 X $   10.56]
                         = 4.23%

 The following is a 30-day yield as of April 30, 1997, for the Class R Shares of the Fund:

                             [$ 3,325,538.05 - $381,574.94]     6
                Yield = 2[ ( ------------------------------ + 1)  - 1 ]
                             [ 67,574,114.05 - $     10.62]
                         = 4.97%

 3. All-American Municipal Bond Fund

 The following is a 30-day yield as of April 30, 1997, for the Class A Shares of the Fund:

                             [$ 1,108,780.62 - $144,576.72]      6
                Yield = 2[ ( ------------------------------ + 1 ) - 1 ]
                              [ 19,951,864.51 X $     11.38]
                         = 5.15%

 The following is the 30-day yield as of April 30, 1997, for the Class B Shares of the Fund:

                             [$    2,421.45 - $606.27]      6
                Yield = 2[ ( ------------------------- + 1 ) - 1 ]
                             [    43,536.88 X $ 10.91]
                         = 4.63%

 The following is a 30-day yield as of April 30, 1997, for the Class C Shares of the Fund:

                             [$  279,224.46 - $60,979.62]      6
                Yield = 2[ ( ---------------------------- + 1 ) - 1 ]
                             [ 5,027,828.85 X $    10.89]
                         = 4.83%

 The following is the 30-day yield as of April 30, 1997, for the Class R Shares of the Fund:

                             [$      886.98 - $87.30]          6
                Yield = 2[ ( ---------------------------- + 1 ) - 1 ]
                             [    15,956.93 X $    10.91]
                         = 5.58%

 4. Intermediate Municipal Bond Fund

 The following is a 30-day yield as of April 30, 1997, for the Class A Shares of the Fund:

                             [$  192,341.39 - $20,339.61]      6
                Yield = 2[ ( ---------------------------- + 1 ) - 1 ]
                             [ 3,956,887.17 X $    10.79]
                         = 4.88%

 The following is a 30-day yield as of April 30, 1997, for the Class C Shares of the Fund:

                             [$ 11,619.82 - $ 2,354.80]      6
                Yield = 2[ ( -------------------------- + 1 ) - 1  ]
                             [ 239,003.19 X $    10.47]
                         = 4.48%

 The following is the 30-day yield as of April 30, 1997, for the Class R Shares of the Fund:

                             [$    2,217.48 - $156.33]         6
                Yield = 2[ ( ---------------------------- + 1 ) - 1 ]
                             [    45,697.24 X $    10.45]
                         = 5.24%

 5. Limited Term Municipal Bond Fund

 The following is a 30-day yield as of April 30, 1997, for the Class A Shares of the Fund:

                             [$ 1,835,319.55 - $264,077.57]      6
                Yield = 2[ ( ------------------------------ + 1 ) - 1 ]
                             [ 40,522,282.52 X $     10.88]
                         = 4.31%

 The following is a 30-day yield as of April 30, 1997, for the Class C Shares of the Fund:

                             [$  100,592.90 - $21,237.23]      6
                Yield = 2[ ( ---------------------------- + 1 ) - 1 ]
                             [ 2,222,243.63 X $    10.60]
                         = 4.08%

 The following is the 30-day yield as of April 30, 1997, for the Class R Shares of the Fund:

                              [$      170.72 - $18.06]          6
                Yield = 2 [ ( ---------------------------- + 1 ) - 1 ]
                              [     3,774.17 X $    10.59]
                         = 4.63%

                          II. TAXABLE EQUIVALENT YIELD

A. Taxable Equivalent Yield Formula

 The Taxable Equivalent Yield Formula is as follows:

                                         Tax Exempt Yield
Taxable Equivalent Yield = ------------------------------------------------
                           (1 - combined federal and state income tax rate)

Municipal Trust

B. Taxable Equivalent Yield Calculation

Based on combined federal and state income tax rates of 39.6% for Municipal Bond, Insured Municipal Bond, All-American Municipal Bond, Intermediate Munici-pal Bond, and Limited Term Municipal Bond, the Taxable Equivalent Yields for the Class A Shares, Class B Shares, Class C Shares and Class R Shares, where applicable, for the 30-day period ended April 30, 1997, where applicable, are as follows:

                         Class A Shares   Class B Shares   Class C Shares   Class R Shares
                        ---------------- ---------------- ---------------- ----------------
                         4.69%            4.14%            4.34%            5.09%
                        ________         ________         ________         ________
Municipal Bond Fund:    1 - .396 = 7.76% 1 - .396 = 6.85% 1 - .396 = 7.19% 1 - .396 = 8.43%
                         4.57%            4.02%            4.23%            4.97%
Insured Municipal Bond  ________         ________         ________         ________
 Fund:                  1 - .396 = 7.57% 1 - .396 = 6.66% 1 - .396 = 7.00% 1 - .396 = 8.23%
                         5.15%            4.63%            4.83%            5.58%
All-American Municipal  ________         ________         ________         ________
 Bond Fund:             1 - .396 = 8.53% 1 - .396 = 7.67% 1 - .396 = 8.00% 1 - .396 = 9.24%
                         4.88%             N/A             4.48%            5.24%
Intermediate Municipal  ________         ________         ________         ________
 Bond Fund:             1 - .396 = 8.08%   N//A     = N/A 1 - .396 = 7.42% 1 - .396 = 8.68%
                         4.31%             N/A             4.08%            4.63%
Limited Term Municipal  ________         ________         ________         ________
 Bond Fund:             1 - .396 = 7.14%   N/A      = N/A 1 - .396 = 6.75% 1 - .396 = 7.67%

                             III. DISTRIBUTION RATE

A. Distribution Rate Formula

  The formula for calculation of distribution rate is as follows:

       Distribution Rate = 12 X most recent tax-exempt income dividend per share
                           -----------------------------------------------------
                                              share price

B. Distribution Rate Calculations

 1. Municipal Bond Fund:

 The following is the distribution rate as of April 30, 1997, based on the max-imum public offering price for the Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.0390
                                -----------
                                   $9.54
                              = 4.91%

    Class B Distribution Rate = 12 X $.0335
                                -----------
                                   $9.15
                              = 4.39%

    Class C Distribution Rate = 12 X $.0350
                                -----------
                                   $9.14
                              = 4.60%

    Class R Distribution Rate = 12 X $.0405
                                -----------
                                   $9.15
                              = 5.31%

 2. Insured Municipal Bond Fund:

 The following is the distribution rate as of April 30, 1997, based on the max-imum public offering price for the Insured Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.0460
                                -----------
                                   $11.13
                              = 4.96%

    Class B Distribution Rate = 12 X $.0395
                                -----------
                                   $10.67
                              = 4.44%

    Class C Distribution Rate = 12 X $.0405
                                -----------
                                   $10.56
                              = 4.60%

    Class R Distribution Rate = 12 X $.0475
                                -----------
                                   $10.62
                              = 5.37%

 3. All-American Municipal Bond Fund:

 The following is the distribution rate as of April 30, 1997, based on the max-imum public offering price for the All-American Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.0499
                                -----------
                                   $11.38
                              = 5.26%

    Class B Distribution Rate = 12 X $.0430
                                -----------
                                   $10.91
                              = 4.73%

    Class C Distribution Rate = 12 X $.0449
                                -----------
                                   $10.89
                              = 4.95%

    Class R Distribution Rate = 12 X $.0517
                                -----------
                                   $10.91
                              = 5.69%

 4. Intermediate Municipal Bond Fund:

 The following is the distribution rate as of April 30, 1997, based on the maximum public offering price for the Intermediate Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.0428
                                -----------
                                   $10.79
                              = 4.76%

    Class C Distribution Rate = 12 X $.0380
                                -----------
                                   $10.47
                              = 4.36%

    Class R Distribution Rate = 12 X $.0446
                                -----------
                                   $10.45
                              = 5.12%

 5. Limited Term Municipal Bond Fund:

 The following is the distribution rate as of April 30, 1997, based on the maximum public offering price for the Limited Term Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.0415
                                -----------
                                   $10.88
                              = 4.58%

    Class C Distribution Rate = 12 X $.0388
                                -----------
                                   $10.60
                              = 4.39%

    Class R Distribution Rate = 12 X $.0433
                                -----------
                                   $10.59
                              = 4.91%

                        IV. AVERAGE ANNUAL TOTAL RETURN

A. Average Annual Total Return Formula

 Average Annual Total Return is computed according to the following formula:

                        ERV /1/N/
                    T = ---      -1
                         P

Where:  T = average annual total return.

        P = a hypothetical initial payment of $1,000.

        N = number of years.

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year (or fractional portion thereof) pe-riods at the end of such 1, 5 or 10-year (or fractional portion thereof) periods.

B. Average Annual Total Return Calculations

  The following are the average annual total returns for Class A, B, C and R Shares of the Funds for the period from inception and the 1, 5 and 10-year pe-riods ended April 30, 1997, including the current maximum sales charge. For the Municipal Bond Fund and the Insured Municipal Bond Fund, Class A, B and C performance reflects actual performance since inception, and Class R perfor-mance for periods prior to inception, adjusted for the differences in sales charges and (in the case of Classes B and C) fees between the classes. For the All-American Fund, Class B, C and R performance reflects actual performance since inception, and Class A performance for periods prior to inception, ad-justed for the differences in sales charges and fees between the classes. For the Intermediate Municipal Bond Fund and the Limited Term Municipal Bond Fund, Class C and R performance reflects actual performance since inception, and Class A performance for periods prior to inception, adjusted for the differ-ences in sales charges and (in the case of Class C) fees between the classes.

ANNUALIZED CLASS A TOTAL RETURNS including current maximum sales charges of 4.20%:

 1. Municipal Bond Fund:


                                                   /1/1/
                                          $1,024
    A. 1 year ended April 30, 1997   =  ( ------- )               -1 = 2.38%
                                          $1,000                       ----
                                                                       ----

                                                   /1/5/
                                          $1,298
    B. 5 years ended April 30, 1997  =  ( ------- )               -1 = 5.35%
                                          $1,000                       ----
                                                                       ----


                                                   /1/10/
                                          $1,980
    C. 10 years ended April 30, 1997 =  ( ------- )               -1 = 7.07%
                                          $1,000                       ----
                                                                       ----

                                                      /1/20.416/
                                             $3,766
    D. Inception through April 30, 1997 =  ( ------- )            -1 = 6.71%
                                             $1,000                    ----
                                                                       ----


 2. Insured Municipal Bond Fund:

                                                   /1/1/
                                          $1,017
    A. 1 year ended April 30, 1997    = ( ------- )               -1 = 1.66%
                                          $1,000                       ----
                                                                       ----


                                                   /1/5/
                                          $1,340
    B. 5 years ended April 30, 1997   = ( ------- )               -1 = 6.02%
                                          $1,000                       ----
                                                                       ----

                                                   /1/10/
                                          $2,085
    C. 10 years ended April 30, 1997  = ( ------- )               -1 = 7.62%
                                          $1,000                       ----
                                                                       ----

                                                     /1/10.355/
                                            $2,008
    D. Inception through April 30, 1997 = ( ------- )             -1 = 6.96%
                                            $1,000                     ----
                                                                       ----

 3. All-American Municipal Bond Fund:

                                                     /1/1/
                                            $1,037
    A. 1 year ended April 30, 1997      = ( ------- )             -1 = 3.68%
                                            $1,000                     ----
                                                                       ----


                                                     /1/5/
                                            $1,400
    B. 5 years ended April 30, 1997     = ( ------- )             -1 = 6.96%
                                            $1,000                     ----
                                                                       ----

                                                     /1/8.572/
                                            $1,942
    C. Inception through April 30, 1997 = ( ------- )             -1 = 8.05%
                                            $1,000                     ----
                                                                       ----

 4. Intermediate Municipal Bond Fund:

                                                     /1/1/
                                            $1,035
    A. 1 year ended April 30, 1997      = ( ------- )             -1 = 3.48%
                                            $1,000                     ----
                                                                       ----

                                                     /1/4.621/
                                            $1,319
    B. Inception through April 30, 1997 = ( ------- )             -1 = 6.18%
                                            $1,000                     ----
                                                                       ----


 5. Limited Term Municipal Bond Fund:

                                                     /1/1/
                                            $1,022
    A. 1 year ended April 30, 1997      = ( ------- )              -1 = 2.18%
                                            $1,000                      ----
                                                                        ----

                                                     /1/5.000/
                                            $1,285
    B. 5 years ended April 30, 1997     = ( ------- )              -1 = 5.14%
                                            $1,000                      ----
                                                                        ----

                                                     /1/9.530/
                                            $1,795
    C. Inception through April 30, 1997 = ( ------- )              -1 = 6.33%
                                            $1,000                      ----
                                                                        ----

ANNUALIZED CLASS B TOTAL RETURNS:

 1. Municipal Bond Fund:

                                                   /1/1/
                                          $1,024
    A. 1 year ended April 30, 1997   =  ( ------- )                -1 = 2.36%
                                          $1,000                        ----
                                                                        ----


                                                   /1/5/
                                          $1,301
    B. 5 years ended April 30, 1997  =  ( ------- )                -1 = 5.41%
                                          $1,000                        ----
                                                                        ----


                                                   /1/10/
                                          $1,954
    C. 10 years ended April 30, 1997 =  ( ------- )                -1 = 6.93%
                                          $1,000                        ----
                                                                        ----
                                                      /1/20.416/
                                             $3,720
    D. Inception through April 30, 1997 =  ( ------- )             -1 = 6.65%
                                             $1,000                     ----
                                                                        ----


 2. Insured Municipal Bond Fund:


                                                  /1/1/
                                         $1,016
    A. 1 year ended April 30, 1997  =  ( ------- )                 -1 = 1.57%
                                         $1,000                         ----
                                                                        ----



                                                  /1/5/
                                         $1,338
    B. 5 years ended April 30, 1997 =  ( ------- )                 -1 = 6.00%
                                         $1,000                         ----
                                                                        ----

                                                   /1/10/
                                          $2,052
    C. 10 years ended April 30, 1997 =  ( ------- )                -1 = 7.45%
                                          $1,000                        ----
                                                                        ----


                                                      /1/10.355/
                                             $1,980
    D. Inception through April 30, 1997 =  ( ------- )             -1 = 6.82%
                                             $1,000                     ----
                                                                        ----



 3. All-American Municipal Bond Fund:

                                                   /1/1/
                                          $1,037
    A. 1 year ended April 30, 1997  =   ( ------- )                -1 = 3.68%
                                          $1,000                        ----
                                                                        ----


                                                   /1/5/
                                          $1,413
    B. 5 years ended April 30, 1997 =   ( ------- )                -1 = 7.15%
                                          $1,000                        ----
                                                                        ----

                                                      /1/8.572/
                                             $1,941
    C. Inception through April 30, 1997 =  ( ------- )             -1 = 8.04%
                                             $1,000                     ----
                                                                        ----


ANNUALIZED CLASS C TOTAL RETURNS:

 1. Municipal Bond Fund:
                                                  /1/1/
                                         $1,062
    A. 1 year ended April 30, 1997  =  ( ------- )                 -1 = 6.16%
                                         $1,000                         ----
                                                                        ----


                                                   /1/5/
                                          $1,306
    B. 5 years ended April 30, 1997  =  ( ------- )                -1 = 5.49%
                                          $1,000                        ----
                                                                        ----


                                                    /1/10/
                                           $1,920
    C. 10 years ended April 30, 1997  =  ( ------- )               -1 = 6.74%
                                           $1,000                       ----
                                                                        ----

                                                      /1/20.416/
                                             $3,379
    D. Inception through April 30, 1997 =  ( ------- )             -1 = 6.15%
                                             $1,000                     ----
                                                                        ----

 2. Insured Municipal Bond Fund:

                                                   /1/1/
                                          $1,055
    A. 1 year ended April 30, 1997   =  ( ------- )                -1 = 5.49%
                                          $1,000                        ----
                                                                        ----


                                                   /1/5/
                                          $1,341
    B. 5 years ended April 30, 1997  =  ( ------- )                -1 = 6.04%
                                          $1,000                        ----
                                                                        ----


                                                   /1/10/
                                          $2,010
    C. 10 years ended April 30, 1997 =  ( ------- )                -1 = 7.23%
                                          $1,000                        ----
                                                                        ----


                                                      /1/10.355/
                                             $1,929
    D. Inception through April 30, 1997 =  ( ------- )             -1 = 6.55%
                                             $1,000                     ----
                                                                        ----

 3. All-American Municipal Bond Fund:

                                                   /1/1/
                                          $1,076
    A. 1 year ended April 30, 1997  =   ( ------- )                -1 = 7.64%
                                          $1,000                        ----
                                                                        ----


                                                  /1/5/
                                          $1,421
    B. 5 years ended April 30, 1997 =   ( ------- )                -1 = 7.28%
                                          $1,000                        ----
                                                                        ----

                                                      /1/8.572/
                                             $1,933
    C. Inception through April 30, 1997 =  ( ------- )             -1 = 7.99%
                                             $1,000                     ----
                                                                        ----


 4. Intermediate Municipal Bond Fund:

                                                   /1/1/
                                          $1,060
    A. 1 year ended April 30, 1997  =   ( ------- )                -1 = 5.99%
                                          $1,000                        ----
                                                                        ----

                                                      /1/4.621/
                                             $1,325
    B. Inception through April 30, 1997 =  ( ------- )             -1 = 6.29%
                                             $1,000                     ----
                                                                        ----

 5. Limited Term Municipal Bond Fund:

                                                   /1/1/
                                          $1,045
    A. 1 year ended April 30, 1997  =   ( ------- )                -1 = 4.49%
                                          $1,000                        ----
                                                                        ----

                                                   /1/5.000/
                                          $1,297
    B. 5 years ended April 30, 1997  =  ( ------- )                -1 = 5.34%
                                          $1,000                        ----
                                                                        ----

                                                       /1/9.530/
                                              $1,788
    C. Inception through April 30, 1997  =  ( ------- )            -1 = 6.29%
                                              $1,000                    ----
                                                                        ----


ANNUALIZED CLASS R TOTAL RETURNS:

 1. Municipal Bond Fund:

                                                   /1/1/
                                          $1,073
    A. 1 year ended April 30, 1997  =   ( ------- )                -1 = 7.25%
                                          $1,000                        ----
                                                                        ----


                                                    /1/5/
                                           $1,373
    B. 5 years ended April 30, 1997  =   ( ------- )               -1 = 6.55%
                                           $1,000                       ----
                                                                        ----


                                                    /1/10/
                                           $2,121
    C. 10 years ended April 30, 1997  =  ( ------- )               -1 = 7.81%
                                           $1,000                       ----
                                                                        ----


                                                       /1/20.416/
                                              $4,140
    D. Inception through April 30, 1997  =  ( ------- )            -1 = 7.21%
                                              $1,000                    ----
                                                                        ----

2. Insured Municipal Bond Fund:

                                                   /1/1/
                                          $1,065
    A. 1 year ended April 30, 1997  =   ( ------- )                -1 = 6.46%
                                          $1,000                        ----
                                                                        ----


                                                   /1/5/
                                          $1,412
    B. 5 years ended April 30, 1997  =  ( ------- )                -1 = 7.14%
                                          $1,000                        ----
                                                                        ----


                                                   /1/10/
                                          $2,224
    C. 10 years ended April 30, 1997 =  ( ------- )                -1 = 8.32%
                                          $1,000                        ----
                                                                        ----

                                                      /1/10.355/
                                             $2,145
    D. Inception through April 30, 1997 =  ( ------- )             -1 = 7.65%
                                             $1,000                     ----
                                                                        ----


 3. All-American Municipal Bond Fund:

                                                   /1/1/
                                          $1,084
    A. 1 year ended April 30, 1997  =   ( ------- )                -1 = 8.38%
                                          $1,000                        ----
                                                                        ----



                                                   /1/5/
                                          $1,463
    B. 5 years ended April 30, 1997 =   ( ------- )                -1 = 7.91%
                                          $1,000                        ----
                                                                        ----


                                                       /1/8.572/
                                              $2,030
    C. Inception through April 30, 1997  =  ( ------- )            -1 = 8.61%
                                              $1,000                    ----
                                                                        ----



 4. Intermediate Municipal Bond Fund:

                                                   /1/1/
                                          $1,065
    A. 1 year ended April 30, 1997  =   ( ------- )                -1 = 6.53%
                                          $1,000                        ----
                                                                        ----

                                                       /1/4.621/
                                              $1,358
    B. Inception through April 30, 1997  =  ( ------- )            -1 = 6.85%
                                              $1,000                    ----
                                                                        ----

 5. Limited Term Municipal Bond Fund:

                                                   /1/1/
                                          $1,047
    A. 1 year ended April 30, 1997  =   ( ------- )                -1 = 4.66%
                                          $1,000                        ----
                                                                        ----

                                                   /1/5.000/
                                          $1,316
    B. 5 years ended April 30, 1997 =   ( ------- )                -1 = 5.65%
                                          $1,000                        ----
                                                                        ----

                                                      /1/9.530/
                                             $1,839
    C. Inception through April 30, 1997 =  ( ------- )             -1 = 6.60%
                                             $1,000                     ----
                                                                        ----


                           V. CUMULATIVE TOTAL RETURN

A. Cumulative Total Return Formula

 Cumulative Total Return is computed according to the following formula:

                       ERV - P
                 T  =  -------
                          P

Where:  T = cumulative total return.

    P = a hypothetical initial payment of $1,000.

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the inception of the Fund or at the first day of a specified 1-year, 5-year or 10-year period.

B. Cumulative Total Return Calculation

  The following are the cumulative total returns for the Class A, B C and R Shares of the Funds for the periods from inception and for the one, five and 10-year period ended April 30, 1997 assuming no imposition of sales charges. For the Municipal Bond Fund and the Insured Municipal Bond Fund, Class A, B and C performance reflects actual performance since inception, and Class R perfor-mance for periods prior to inception, adjusted for the differences in fees be-tween the classes. For the All-American Fund, Class B, C and R performance re-flects actual performance since inception, and Class A performance for periods prior to inception, adjusted for the differences in fees between the classes. For the Intermediate Municipal Bond Fund and the Limited Term Municipal Bond Fund, Class C and R performance reflects actual performance since inception, and Class A performance for periods prior to inception, adjusted for the dif-ferences in fees between the classes.

CUMULATIVE CLASS A TOTAL RETURNS including current maximum sales charge of 4.20%:

 1. Municipal Bond Fund:

                                                 $1,024 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 2.38%
                                                     $1,000          =====

                                                 $1,298 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 29.77%
                                                     $1,000          ======

                                                 $1,980 - $1,000
    C. 10 years ended April 30, 1997         = ( --------------- ) = 97.99%
                                                     $1,000          ======

                                                 $3,766 - $1,000
    D. Inception through April 30, 1997      = ( --------------- ) = 276.63%
                                                     $1,000          =======

 2. Insured Municipal Bond Fund:
                                                 $1,017 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 1.66%
                                                     $1,000          =====

                                                 $1,340 - $1,00
    B. 5 years ended April 30, 1997          = ( --------------- ) = 33.97%
                                                     $1,000          ======

                                                 $2,085 - $1,000
    C. 10 years ended April 30, 1997         = ( --------------- ) = 108.48%
                                                     $1,000          =======

                                                 $2,008 - $1,000
    D. Inception through April 30, 1997      = ( --------------- ) = 100.78%
                                                     $1,000          =======

 3. All-American Municipal Bond Fund:

                                                 $1,037 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 3.68%
                                                     $1,000          =====

                                                 $1,400 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 40.00%
                                                     $1,000          ======

                                                 $1,942 - $1,000
    C. Inception through April 30, 1997      = ( --------------- ) = 94.22%
                                                     $1,000          ======

 4. Intermediate Municipal Bond Fund:
                                                 $1,035 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 3.48%
                                                     $1,000          =====

                                                 $1,319 - $1,000
    B. Inception through April 30, 1997      = ( --------------- ) = 31.91%
                                                     $1,000          ======

 5. Limited Term Municipal Bond Fund:

                                                 $1,022 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 2.18%
                                                     $1,000          =====

                                                 $1,285 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 28.50%
                                                     $1,000          ======

                                                 $1,795 - $1,000
    C. Inception through April 30, 1997      = ( --------------- ) = 79.51%
                                                     $1,000          ======

CUMULATIVE CLASS B TOTAL RETURNS:

 1. Municipal Bond Fund:

                                                 $1,024 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 2.36%
                                                     $1,000          =====

                                                 $1,301 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 30.14%
                                                     $1,000          ======

                                                 $1,954 - $1,000
    C. 10 years ended April 30, 1997         = ( --------------- ) = 95.39%
                                                     $1,000          ======

                                                 $3,720 - $1,000
    D. Inception through April 30, 1997      = ( --------------- ) = 271.99%
                                                     $1,000          =======

 2. Insured Municipal Bond Fund:
                                                 $1,016 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 1.57%
                                                     $1,000          =====

                                                 $1,338 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 33.80%
                                                     $1,000          ======

                                                 $2,052 - $1,000
    C. 10 years ended                        = ( --------------- ) = 105.17%
                                                     $1,000          =======

                                                 $1,980 - $1,000
    D. Inception through April 30, 1997      = ( --------------- ) = 98.03%
                                                     $1,000          ======

 3. All-American Municipal Bond Fund:

                                                 $1,037 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 3.68%
                                                     $1,000          =====

                                                 $1,413 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 41.26%
                                                     $1,000          ======

                                                 $1,941 - $1,000
    C. Inception through April 30, 1997      = ( --------------- ) = 94.09%
                                                     $1,000          ======

CUMULATIVE CLASS C TOTAL RETURNS:

 1. Municipal Bond Fund:

                                                 $1,062 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 6.16%
                                                     $1,000          =====

                                                 $1,306 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 30.64%
                                                     $1,000          ======

                                                 $1,920 - $1,000
    C. 10 years ended April 30, 1997         = ( --------------- ) = 91.98%
                                                     $1,000          ======

                                                 $3,379 - $1,000
    D. Inception through April 30, 1997      = ( --------------- ) = 237.86%
                                                     $1,000          =======

 2. Insured Municipal Bond Fund:

                                                 $1,055 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 5.49%
                                                     $1,000          =====

                                                 $1,341 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 34.06%
                                                     $1,000          ======

                                                 $2,010 - $1,000
    C. 10 years ended April 30, 1997         = ( --------------- ) =100.95%
                                                     $1,000         =======


                                                 $1,929 - $1,000
    D. Inception through April 30, 1997      = ( --------------- ) = 92.91%
                                                     $1,000          ======

 3. All-American Municipal Bond Fund:

                                                 $1,076 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 7.64%
                                                     $1,000          =====

                                                 $1,421 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 42.08%
                                                     $1,000          ======

                                                 $1,933 - $1,000
    C. Inception through April 30, 1997      = ( --------------- ) = 93.30%
                                                     $1,000          ======

 4. Intermediate Municipal Bond Fund:

                                                 $1,060 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 5.99%
                                                     $1,000          =====

                                                 $1,325 - $1,000
    B. Inception through April 30, 1997      = ( --------------- ) = 32.54%
                                                     $1,000          ======

 5. Limited Term Municipal Bond Fund:

                                                 $1,045 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 4.49%
                                                     $1,000          =====

                                                 $1,297 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 29.71%
                                                     $1,000          ======

                                                 $1,788 - $1,000
    C. Inception through April 30, 1997      = ( --------------- ) = 78.80%
                                                     $1,000          ======

CUMULATIVE CLASS R TOTAL RETURNS:

 1. Municipal Bond Fund:

                                                 $1,073 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 7.25%
                                                     $1,000          =====

                                                 $1,373 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 37.33%
                                                     $1,000          ======

                                                 $2,121 - $1,000
    C. 10 years ended April 30, 1997         = ( --------------- ) = 112.08%
                                                     $1,000          =======

                                                 $4,140 - $1,000
    D. Inception through April 30, 1997      = ( --------------- ) = 314.01%
                                                     $1,000          =======

 2. Insured Municipal Bond Fund:

                                                 $1,065 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 6.46%
                                                     $1,000          =====

                                                 $1,412 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 41.19%
                                                     $1,000          ======

                                                 $2,224 - $1,000
    C. 10 years ended April 30, 1997         = ( --------------- ) = 122.45%
                                                     $1,000          =======

                                                 $2,145 - $1,000
    D. Inception through April 30, 1997      = ( --------------- ) = 114.46%
                                                     $1,000          =======

 3. All-American Municipal Bond Fund:

                                                 $1,084 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 8.38%
                                                     $1,000          =====

                                                 $1,463 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 46.34%
                                                     $1,000          ======

                                                 $2,030 - $1,000
    C. Inception through April 30, 1997      = ( --------------- ) = 103.03%
                                                     $1,000          =======

 4. Intermediate Municipal Bond Fund:

                                                 $1,065 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 6.53%
                                                     $1,000          =====

                                                 $1,358 - $1,000
    B. Inception through April 30, 1997      = ( --------------- ) = 35.80%
                                                     $1,000          ======

 5. Limited Term Municipal Bond Fund:

                                                 $1,047 - $1,000
    A. 1 year ended April 30, 1997           = ( --------------- ) = 4.66%
                                                     $1,000          =====

                                                 $1,316 - $1,000
    B. 5 years ended April 30, 1997          = ( --------------- ) = 31.62%
                                                     $1,000          ======

                                                 $1,839 - $1,000
    C. Inception through April 30, 1997      = ( --------------- = 83.86%
                                                     $1,000        ======

                      VI. TAXABLE EQUIVALENT TOTAL RETURN

A. Taxable Equivalent Total Return Formula

  Each Fund's ratable equivalent total return for a specific period is calcu-lated by first taking a hypothetical initial investment in the Fund's shares on the first day of the period, computing the Fund's total return for each fiscal year in the period according to the above formula, and increasing the total re-turn for each such fiscal year by the amount of additional income that a tax-able fund would need to have generated to equal the income of the Fund on an after-tax basis, at a specified tax rate (usually the highest marginal federal or combined federal and state tax rate), calculated pursuant to the formula presented above under "taxable equivalent yield." The resulting amount for the fiscal year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the fiscal year. The taxable equivalent total return factors for all the fiscal years in the period are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which pro-vides a taxable equivalent total return expressed as a percentage.

B. Taxable Equivalent Total Return Calculations

  The taxable equivalent total return calculations for the Class R Shares of the Municipal Bond Fund for the 10-year period ended April 30, 1997 are set forth on the following pages assuming a federal income tax rate of 39.6% based on 1997 rates.

Fund Name: Nuveen Muni Bond Fund Class R

Since 04/30/87

                                                        TOTAL     PERIOD
             NAV     INCOME    CAP     FROM     FROM    DOLLAR   TO DATE     TAX   ENDING   ENDING   REINV
PER DATE  PER SHARE PER SHARE GAINS   INCOME   GAINS    DIST.    T-E INC.  SAVINGS SHARES   WEALTH    NAV
--------  --------- --------- -----   ------   -----    ------   --------  ------- ------   ------   -----
 4/30/87    8.55                                                                   1,170  $10,000.00
 5/31/87    8.36     0.0495          $ 57.895          $ 57.895 $   57.895         1,177  $ 9,835.67 8.36
 6/30/87    8.51     0.0497          $ 58.449          $ 58.449 $  116.344         1,183  $10,070.60 8.51
 7/31/87    8.52     0.0496          $ 58.731          $ 58.731 $  175.075         1,190  $10,141.16 8.52
 8/31/87    8.53     0.0491          $ 58.478          $ 58.478 $  233.554         1,197  $10,211.55 8.53
 9/30/87    8.02     0.0499   0.1465 $ 59.677 $175.380 $235.057 $  293.231         1,226  $ 9,836.06 8.02
10/31/87    8.00     0.0495          $ 60.721          $ 60.721 $  353.952         1,234  $ 9,872.26 8.00
11/30/87    8.20     0.0496          $ 61.208          $ 61.208 $  415.160         1,241  $10,180.27 8.20
12/31/87    8.38     0.0490          $ 60.833          $ 60.833 $  475.993         1,249  $10,464.57 8.38
 1/31/88    8.57     0.0495          $ 61.801          $ 61.801 $  537.794         1,256  $10,763.64 8.57
 2/29/88    8.62     0.0497          $ 62.447          $ 62.447 $  600.241         1,263  $10,888.88 8.62
 3/31/88    8.42     0.0497          $ 62.769          $ 62.769 $  663.010         1,271  $10,699.01 8.42
 4/30/88    8.40     0.0495          $ 62.936          $ 62.936 $  725.946 $476.0  1,335  $11,212.48 8.40
 5/31/88    8.39     0.0498          $ 66.461          $ 66.461 $   66.461         1,343  $11,265.60 8.39
 6/30/88    8.47     0.0499          $ 66.989          $ 66.989 $  133.450         1,351  $11,440.01 8.47
 7/31/88    8.48     0.0498          $ 67.222          $ 67.222 $  200.672         1,359  $11,520.73 8.48
 8/31/88    8.45     0.0500          $ 67.929          $ 67.929 $  268.601         1,367  $11,547.91 8.45
 9/30/88    8.52     0.0504   0.0360 $ 68.823 $ 49.198 $118.021 $  337.424         1,380  $11,761.59 8.52
10/31/88    8.65     0.0497          $ 68.554          $ 68.554 $  405.978         1,388  $12,009.60 8.65
11/30/88    8.54     0.0500          $ 69.378          $ 69.378 $  475.356         1,397  $11,926.26 8.54
12/31/88    8.59     0.0495          $ 69.114          $ 69.114 $  544.469         1,405  $12,065.20 8.59
 1/31/89    8.75     0.0498          $ 69.975          $ 69.975 $  614.445         1,413  $12,359.90 8.75
 2/28/89    8.60     0.0504          $ 71.122          $ 71.122 $  685.567         1,421  $12,219.14 8.60
 3/31/89    8.53     0.0499          $ 70.857          $ 70.857 $  756.424         1,429  $12,190.54 8.53
 4/30/89    8.74     0.0498          $ 71.100          $ 71.100 $  827.523 $542.5  1,499  $13,104.31 8.74
 5/31/89    8.86     0.0492          $ 73.753          $ 73.753 $   73.753         1,508  $13,357.98 8.86
 6/30/89    8.89     0.0493          $ 74.358          $ 74.358 $  148.111         1,516  $13,477.57 8.89
 7/31/89    8.94     0.0501          $ 75.923          $ 75.923 $  224.035         1,525  $13,629.30 8.94
 8/31/89    8.83     0.0501          $ 76.333          $ 76.333 $  300.368         1,533  $13,537.93 8.83
 9/30/89    8.73     0.0495   0.0290 $ 75.892 $ 44.462 $120.354 $  376.260         1,547  $13,504.97 8.73
10/31/89    8.78     0.0497          $ 76.915          $ 76.915 $  453.175         1,556  $13,659.23 8.78
11/30/89    8.84     0.0497          $ 77.304          $ 77.304 $  530.479         1,564  $13,829.88 8.84
12/31/89    8.87     0.0495          $ 77.488          $ 77.488 $  607.967         1,573  $13,954.30 8.87
 1/31/90    8.76     0.0497          $ 78.188          $ 78.188 $  686.155         1,582  $13,859.44 8.76
 2/28/90    8.77     0.0497          $ 78.632          $ 78.632 $  764.786         1,591  $13,953.89 8.77
 3/31/90    8.74     0.0497          $ 79.077          $ 79.077 $  843.864         1,600  $13,985.23 8.74
 4/30/90    8.63     0.0497          $ 79.527          $ 79.527 $  923.391 $605.4  1,680  $14,494.15 8.63
 5/31/90    8.76     0.0497          $ 83.472          $ 83.472 $   83.472         1,689  $14,795.76 8.78
 6/30/90    8.79     0.0497          $ 83.944          $ 83.944 $  167.416         1,699  $14,930.28 8.80
 7/31/90    8.84     0.0497          $ 84.418          $ 84.418 $  251.834         1,708  $15,099.53 8.85
 8/31/90    8.68     0.0497          $ 84.892          $ 84.892 $  336.726         1,718  $14,911.03 8.69
 9/30/90    8.65     0.0497          $ 85.378          $ 85.378 $  422.103         1,728  $14,944.68 8.67
10/31/90    8.70     0.0497          $ 85.867          $ 85.867 $  507.971         1,738  $15,116.73 8.72
11/30/90    8.80     0.0497          $ 86.357          $ 86.357 $  594.327         1,747  $15,376.65 8.82
12/31/90    8.77     0.0497   0.0384 $ 86.843 $67.098  $153.941 $  681.170         1,765  $15,478.17 8.77
 1/31/91    8.84     0.0497          $ 87.716          $ 87.716 $  768.886         1,775  $15,689.13 8.87
 2/28/91    8.85     0.0497          $ 88.207          $ 88.207 $  857.093         1,785  $15,795.09 8.85
 3/31/91    8.83     0.0487          $ 86.918          $ 86.918 $  944.010         1,795  $15,846.31 8.83
 4/30/91    8.90     0.0487          $ 87.397          $ 87.397 $1,031.407 $676.2  1,880  $16,734.69 8.91
 5/31/91    8.94     0.0487          $ 91.571          $ 91.571 $   91.571         1,891  $16.901.58 8.93
 6/30/91    8.89     0.0487          $ 92.070          $ 92.070 $  183.641         1,901  $16,899.12 8.89
 7/31/91    8.95     0.0487          $ 92.574          $ 92.574 $  276.215         1,911  $17,105.75 8.95
 8/31/91    8.99     0.0487          $ 93.078          $ 93.078 $  369.294         1,922  $17,275.28 8.99
 9/30/91    9.04     0.0487          $ 93.582          $ 93.582 $  462.876         1,932  $17,464.94 9.04
10/31/91    9.07     0.0477          $ 92.155          $ 92.155 $  555.031         1,942  $17,614.95 9.08
11/30/91    9.04     0.0477          $ 92.639          $ 92.639 $  647.669         1,952  $17,649.33 9.04
12/31/91    9.11     0.0477   0.0398 $ 93.128 $ 77.704 $170.831 $  740.797         1,971  $17,956.83 9.11
 1/31/92    9.09     0.0477          $ 94.022          $ 94.022 $  834.819         1,981  $18,011.43 9.09
 2/29/92    9.08     0.0477          $ 94.515          $ 94.515 $  929.334         1,992  $18,086.13 9.08
 3/31/92    9.05     0.0477          $ 95.012          $ 95.012 $1,024.346         2,002  $18,121.28 9.06
 4/30/92    9.09     0.0470          $ 94.110          $ 94.110 $1,118.457 $733.3  2,093  $19,027.87 9.10
 5/31/92    9.13     0.0470          $ 98.384          $ 98.384 $   98.384         2,104  $19,209.98 9.13
 6/30/92    9.22     0.0470          $ 98.890          $ 98.890 $  197.274         2,115  $19,498.13 9.23
 7/31/92    9.39     0.0470          $ 99.394          $ 99.394 $  296.668         2,125  $19,957.24 9.37

                                                         TOTAL     PERIOD
             NAV     INCOME    CAP     FROM      FROM    DOLLAR   TO DATE     TAX    ENDING   ENDING   REINV
PER DATE  PER SHARE PER SHARE GAINS   INCOME    GAINS    DIST.    T-E INC.  SAVINGS  SHARES   WEALTH    NAV
--------  --------- --------- -----   ------    -----    ------   --------  -------  ------   ------   -----
 8/31/92    9.27     0.0440          $  93.516          $ 93.516 $  390.185          2,135  $19,795.61 9.28
 9/30/92    9.28     0.0440          $  93.960          $ 93.960 $  484.144          2,146  $19,910.83 9.29
10/31/92    9.10     0.0440   0.0519 $  94.405 $111.355 $205.760 $  578.549          2,168  $19,730.39 9.10
11/30/92    9.22     0.0440          $  95.400          $ 95.400 $  673.949          2,179  $20,085.97 9.22
12/31/92    9.25     0.0440   0.0030 $  95.855 $  6.536 $102.391 $  769.804          2,190  $20,253.71 9.25
 1/31/93    9.29     0.0440          $  96.342          $ 96.342 $  866.146          2,200  $20,437.64 9.29
 2/28/93    9.45     0.0440          $  96.798          $ 96.798 $  962.944          2,210  $20,886.33 9.46
 3/31/93    9.37     0.0440          $  97.249          $ 97.249 $1,060.193          2,221  $20,806.76 9.37
 4/30/93    9.41     0.0430          $  95.485          $ 95.485 $1,155.677 $  757.7 2,311  $21,747.86 9.42
 5/31/93    9.40     0.0430          $  99.379          $ 99.379 $   99.379          2,322  $21,824.02 9.41
 6/30/93    9.46     0.0430          $  99.833          $ 99.833 $  199.212          2,332  $22,063.05 9.47
 7/31/93    9.43     0.0430          $ 100.287          $100.287 $  299.499          2,343  $22,093.26 9.44
 8/31/93    9.52     0.0430          $ 100.743          $100.743 $  400.242          2,353  $22,404.87 9.52
 9/30/93    9.53     0.0430          $ 101.198          $101.198 $  501.441          2,364  $22,529.60 9.53
10/31/93    9.43     0.0430   0.0812 $ 101.655 $191.963 $293.618 $  603.096          2,395  $22,586.81 9.43
11/30/93    9.36     0.0430          $ 102.994          $102.994 $  706.090          2,406  $22,522.03 9.37
12/31/93    9.41     0.0430   0.0166 $ 103.467 $ 39.943 $143.409 $  809.556          2,421  $22,785.75 9.41
 1/31/94    9.45     0.0430          $ 104.122          $104.122 $  913.678          2,432  $22,986.73 9.45
 2/28/94    9.28     0.0420          $ 102.163          $102.163 $1,015.842          2,443  $22,675.48 9.27
 3/31/94    8.99     0.0420          $ 102.626          $102.626 $1,118.468          2,455  $22,070.54 8.90
 4/30/94    9.00     0.0420          $ 103.110          $103.110 $1,221.578 $  800.9 2,556  $23,001.11 8.98
 5/31/94    9.03     0.0420          $ 107.339          $107.339 $  107.339          2,568  $23,185.24 9.02
 6/30/94    8.96     0.0420          $ 107.838          $107.838 $  215.177          2,580  $23,113.23 8.97
 7/31/94    9.03     0.0420          $ 108.343          $108.343 $  323.520          2,592  $23,402.03 9.04
 8/31/94    9.01     0.0430          $ 111.438          $111.438 $  434.958          2,604  $23,461.51 9.02
 9/30/94    8.89     0.0430          $ 111.969          $111.969 $  546.928          2,617  $23,261.00 8.89
10/31/94    8.70     0.0430   0.0492 $ 112.511 $128.734 $241.245 $  659.439          2,644  $23,005.94 8.67
11/30/94    8.53     0.0430          $ 113.708          $113.708 $  773.146          2,658  $22,669.71 8.56
12/31/94    8.65     0.0430   0.0259 $ 114.279 $ 68.833 $183.112 $  887.425          2,679  $23,171.74 8.65
 1/31/95    8.81     0.0430          $ 115.189          $115.189 $1,002.614          2,692  $23,715.02 8.85
 2/28/95    9.00     0.0430          $ 115.749          $115.749 $1,118.363          2,705  $24,341.83 9.03
 3/31/95    9.01     0.0430          $ 116.300          $116.300 $1,234.663          2,718  $24,484.92 9.03
 4/30/95    8.99     0.0430          $ 116.854          $116.854 $1,351.516 $  886.1 2,829  $25,433.51 8.99
 5/31/95    9.21     0.0430          $ 121.651          $121.651 $  121.651          2,842  $26,177.57 9.21
 6/30/95    9.08     0.0430          $ 122.219          $122.219 $  243.870          2,856  $25,930.29 9.08
 7/31/95    9.08     0.0430          $ 122.798          $122.798 $  366.667          2,869  $26,053.35 9.06
 8/31/95    9.12     0.0430          $ 123.380          $123.380 $  490.048          2,883  $26,290.97 9.16
 9/30/95    9.13     0.0430          $ 123.960          $123.960 $  614.007          2,896  $26,443.21 9.17
10/31/95    9.23     0.0430          $ 124.541          $124.541 $  738.548          2,910  $26,856.98 9.26
11/30/95    9.33     0.0430   0.0272 $ 125.119 $ 79.145 $204.264 $  863.667          2,932  $27,351.57 9.36
12/31/95    9.40     0.0415          $ 121.660          $121.660 $  985.328          2,945  $27,678.44 9.40
 1/31/95    9.38     0.0415          $ 122.197          $122.197 $1,107.525          2,958  $27,741.74 9.38
 2/29/96    9.28     0.0415          $ 122.738          $122.738 $1,230.263          2,971  $27,568.07 9.33
 3/31/96    9.12     0.0415          $ 123.284          $123.284 $1,353.547          2,984  $27,215.91 9.13
 4/30/96    9.04     0.0415          $ 123.844          $123.844 $1,477.391 $  968.6 3,105  $28,068.43 9.05
 5/31/96    9.02     0.0415          $ 128.854          $128.854 $  128.854          3,119  $28,135.33 9.01
 6/30/96    9.07     0.0415          $ 129.447          $129.447 $  258.301          3,133  $28,420.74 9.07
 7/31/96    9.13     0.0405          $ 126.906          $126.906 $  385.208          3,147  $28,735.10 9.17
 8/31/96    9.08     0.0405          $ 127.467          $127.467 $  512.674          3,161  $28,705.34 9.07
 9/30/96    9.22     0.0405          $ 128.036          $128.036 $  640.710          3,175  $29,275.69 9.24
10/31/96    9.26     0.0405          $ 128.597          $128.597 $  769.307          3,189  $29,531.02 9.28
11/30/96    9.34     0.0405   0.0453 $ 129.158 $144.466 $273.624 $  898.466          3,218  $30,059.77 9.34
12/31/96    9.25     0.0405          $ 130.345          $130.345 $1,028.811          3,232  $29,900.46 9.25
 1/31/97    9.20     0.0405          $ 130.916          $130.916 $1,159.726          3,247  $29,869.47 9.22
 2/28/97    9.24     0.0405          $ 131.491          $131.491 $1,291.217          3,261  $30,131.11 9.22
 3/31/97    9.09     0.0405          $ 132.068          $132.068 $1,423.285          3,276  $29,776.45 9.09
 4/30/97    9.15     0.0405          $ 132.667          $132.667 $1,555.952 $1,020.1 3,402  $31,124.53 9.16
                                      Tax Rate            39.60%
                                          Load             0.00%
                       Past Year: Total Return            10.88%
                      10.0014 Years: Total Re-
                                          turn           211.25%
                                    Annualized            12.02%

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